UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of reported event:
                                  June 21, 2005



                     Birner Dental Management Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
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       (State or other jurisdiction of incorporation or organization)

             0-23367                                84-1307044
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

         3801 East Florida Avenue, Suite 508, Denver, CO     80210
         -----------------------------------------------------------
          (Address of principal executive offices)        (Zip code)

                                  (303) 691-0680
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              (Registrant's telephone number, including area code)


         (Former name, former address and former fiscal year, if changed since last report.)


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Item 8.01         Other Events.

On June 21, 2005, Birner Dental Management Services, Inc. (the "Company") announced that its Board of Directors has eliminated the compensation committee of the Board of Directors. Compensation decisions with respect to the Company's Chief Executive Officer and other executive officers will be determined by a majority of the independent members of the Board of Directors of the Company.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                           BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                a Colorado corporation


Date:  June 21, 2005       By: /s/ Frederic W.J. Birner
                               ----------------------------------
                               Name:   Frederic W.J. Birner
                               Title:  Chief Executive Officer